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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 16, 2002



                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    COLORADO
                         -------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


              000-17325                           88-0218499
        ---------------------          -----------------------------------
      (Commission File Number)         (I.R.S. Employer Identification No.)


             5444 WESTHEIMER ROAD, SUITE 1570, HOUSTON, TEXAS 77056
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (713) 626-4700
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired.  None.

      (b)   Pro Forma Financial Information. None.

      (c)   Exhibits


      EXHIBIT NUMBER         DESCRIPTION OF EXHIBIT
      --------------         ----------------------

      99.1                   Press Release, dated January 16, 2002


ITEM 9.     REGULATION FD DISCLOSURE

See Exhibit 99.1


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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ENVIRONMENTAL REMEDIATION HOLDING CORPORATION



                              By: /s/ CHUDE MBA
                                  ------------------------------
                                  Chude Mba, President


DATE: January 16, 2002

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                                INDEX OF EXHIBITS

EXHIBIT NUMBER          DESCRIPTION OF EXHIBIT
--------------          ----------------------

99.1                    Press Release, dated January 16, 2002.